EXECUTED VERSION



                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming                           Effective Date of Endorsement:
part of Policy No. AB0619BE                           November 26, 2002
issued to:


JPMorgan Chase Bank, as Trustee on behalf of, and for the benefit of the Holders of, the Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS7, Class A Certificates, as Issued pursuant to the Agreement



        For all purposes of this Policy, the following terms shall have the following meanings:

        "Agreement" shall mean the Pooling and Servicing Agreement, dated as of November 1, 2002, among Residential Asset Securities Corporation, as Depositor, Residential Funding Corporation, as Master Servicer, and the Trustee, as Trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

        "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York, the State of Minnesota, the State of Texas, the State of California, the State of Illinois or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" shall mean, with respect to the Class A Certificates, as of any Distribution Date (i) any shortfall in amounts available in the Certificate Account to pay interest at the Pass-Through Rate for the related Interest Accrual Period on the Certificate Principal Balance of the related Class A Certificates at the then applicable Pass-Through Rate, net of any interest shortfalls relating to the Relief Act and any Prepayment Interest Shortfalls allocated to the related Class A Certificates, (ii) the principal portion of any Realized Losses allocated to the related Class A Certificates with respect to such Distribution Date and (iii) the Certificate Principal

Balance of the Class A Certificates to the extent unpaid on the Final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement. Notwithstanding the foregoing, the Deficiency Amount does not include any Basis Risk Shortfalls or any interest shortfalls caused by the failure of the Hedge Counterparty to make payments required under the Hedge Agreement and the Policy does not cover any Basis Risk Shortfall Carry-Forward Amounts.

        "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Agreement on the related Distribution Date.

     "Final  Distribution  Date"  shall mean the  Distribution  Date in November
2032.

        "First Distribution Date" shall mean December 26, 2002.

        "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Class A Certificates and who, on the applicable Distribution Date, is entitled under the terms of the Class A Certificates to payment thereunder.

        "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time), dated as of November 26, 2002, by and among the Insurer, Residential Funding Corporation, as Seller of the Mortgage Loans to the Depositor and as Master Servicer, Residential Asset Securities Corporation as the Depositor and JPMorgan Chase Bank, as Trustee.

        "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

        "Insured Amounts" shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date plus any Preference Amount for such Distribution Date. An Insured Amount shall not include any Prepayment Interest Shortfalls, any Relief Act shortfalls, any interest shortfalls caused by the failure of the Hedge Counterparty to make payments required under the Hedge Agreement and any Basis Risk Shortfall Carry-Forward Amounts.

        "Insured Obligations" shall mean the Class A Certificates.

        "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Distribution Date.

        "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

        "Issuer" shall mean the RASC Series 2002-KS7 Trust.

        "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable highest rate of interest on any of the Class A Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Distribution Date.

        "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount which is Due for Payment but has not been and will not be paid in respect of such Distribution Date pursuant to the Agreement.

        "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

        "Preference Amount" shall mean any amount previously distributed by or on behalf of the Issuer to a Holder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

        "Premium" shall have the meaning specified in the Insurance Agreement.

        "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

        "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement and this Agreement, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement, plus (ii) interest on such amounts at the Late Payment Rate.

        "Trustee" shall mean JPMorgan Chase Bank, or any successor thereto under the Agreement.

        Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        The Insurer hereby agrees that if, as of any Distribution Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement and the Insurance Agreement.

        As provided by the Policy, the Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

        The Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and
(iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect of principal (other than principal paid in connection with Realized Losses) except on the Final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement.

        The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

        A Premium will be payable on this Policy on each Distribution Date as provided in the Agreement, beginning with the First Distribution Date, in an amount equal to 1/12th of the product of (i) the Premium Percentage applicable to the Class A Certificates and (ii) the aggregate Certificate Principal Balance of the Class A Certificates on the prior Distribution Date (after giving effect to any distributions to be made on such Distribution Date).

        The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. This Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

        Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

        No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

        This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.


Managing Director                             Assistant Secretary


_______________________________               ______________________________

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB0619BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                                          Date:  [         ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

        Reference is made to Certificate Guaranty Insurance Policy No. AB0619BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Pooling and Servicing Agreement, dated as of November 1, 2002, among Residential Asset Securities Corporation, as Depositor, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee (without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by Ambac) (the "Agreement"), as the case may be, unless the context otherwise requires.

        The Trustee hereby certifies as follows:

1.   The  Trustee  is  the  Trustee   under  the   Agreement  for  the  Class  A
     Certificates.

2.   The relevant Distribution Date or Final Distribution Date is [date].

3. Payment on the Class A Certificates in respect of the Distribution Date is due to be received on ____________________________ under the Agreement, in an amount equal to $_____________________.

[3. The amount to be paid to the Holders of the Class A Certificates on the Final
             Distribution Date is $__________.]

4. There is a Deficiency Amount and/or Preference Amount of $________________ in respect of the Class A Certificates, which amount is an Insured Amount pursuant to the terms of the Agreement.

5. The sum of $__________________ is the Insured Amount that is Due for Payment.

6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

        [Trustee's account number.]

8. The Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Insurance Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to the Class A Certificates and the corresponding claim on the Policy and proceeds thereof.

        ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION; OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                                   [Name of Trustee]



                                                   By:  _____________________

                                                   Title:____________________
                                                               (Officer)